UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 23, 2005
                        --------------------------------
                        (Date of earliest event reported)

                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

   NEVADA                          000-28793                    84-1491673
   ------                          ---------                    ----------
  State of                         Commission                  IRS Employer
incorporation                     File Number              Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2005, OSK Capital II, Corp. (the "Company") wholly owned subsidiary, TELIPHONE INC., a company duly incorporated and existing under the laws of Canada, entered into marketing and distribution rights with PODAR INFOTECH LIMITED, company duly incorporated and existing under the Companies Act, 1956 as amended, with its registered office at Podar Chambers, S. A. Brelvi Road, 4th Floor, Fort, Mumbai - 400 001, INDIA ("Podar").

The five year renewable agreement permits grants Podar exclusive marketing and distribution rights for TeliPhone Products and Services to Podar for India, China, Sri Lanka, Russia and UAE for which TeliPhone will receive contractually agreed payments.

A copy of the Agreement is attached hereto as Exhibit 2.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Exhibits    Description
      --------    -----------

      2.1 Agreement by and between OSK Capital II, Corp. and Podar Infotech Limited, dated August 23, 2005.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSK CAPITAL II CORP.


DATE: September 12, 2005                /s/ George Metrakos
                                        ------------------------
                                        George Metrakos
                                        CEO and Chairman
                                        OSK CAPITAL II CORP.